                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec 1350), the undersigned, Daniel P. McCartney, Chief Executive Officer of Healthcare Services Group, Inc., a Pennsylvania corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Daniel P. McCartney
                                                     -----------------------
                                                     Daniel P. McCartney
                                                     Chief Executive Officer
                                                     April 30, 2004